UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                  July 26, 2005

                           Lexmark International, Inc.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

     Delaware                       1-14050                      06-1308215
----------------------------     -------------              --------------------
(State or other Jurisdiction      (Commission                  (IRS Employer
    of Incorporation)               File No.)                Identification No.)


One Lexmark Centre Drive, 740 West New Circle Road, Lexington, Kentucky    40550
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                     (Zip Code)

      Registrant's telephone number, including area code:  (859) 232-2000
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

_  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 26, 2005, Lexmark International, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2005. The text of the press release announcing financial results is furnished herewith as Exhibit
99.1 and is incorporated herein by reference.

The information contained in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 2.05   COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

As part of the company's ongoing optimization of its expense structure, the company continually reviews its resources in light of a variety of factors. On July 26, 2005, the company determined that it would reduce its workforce by approximately 275 employees through the first half of 2006, with a majority of the affected employees exiting in the third quarter of 2005. The company expects that this workforce reduction will result in pre-tax charges of $26 million. Estimated annual savings from this reduction in employment are expected to be about $23 million. The pre-tax charges in the third quarter are expected to be approximately $13 million, with an impact on diluted net earnings per share of approximately 8 cents. The text of the press release announcing the workforce reduction is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         Exhibit No.       Description of Exhibit

         99.1 Press Release issued by Lexmark International, Inc., dated July 26, 2005.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LEXMARK INTERNATIONAL, INC.
                                   (Registrant)


                                   By: /s/ Gary E. Morin
                                       ------------------------------
                                       Name:  Gary E. Morin
                                       Title: Executive Vice President and Chief
                                               Financial Officer
Date: July 26, 2005

                                  EXHIBIT INDEX


Exhibit No.       Description of Exhibit

99.1              Press Release issued by Lexmark International, Inc., dated
                  July 26, 2005.